Earnings per Share	12 Months Ended
Jun. 29, 2013
Earnings per Share
Earnings Per Share
Net income (loss) per share - basic is computed by dividing income (loss) attributable to Hillshire Brands by the weighted average number of common shares outstanding for the period. Net income (loss) per share - diluted reflects the potential dilution that could occur if options and fixed awards to be issued under stock-based compensation arrangements were converted into common stock.
Options to purchase 2.2 million shares of common stock at June 29, 2013, 847 thousand shares of common stock at June 30, 2012 and 6.2 million shares of common stock at July 2, 2011 were not included in the computation of diluted earnings per share because these options were either anti-dilutive or the exercise price was greater than the average market price of the company's outstanding common stock. In 2012, the dilutive effect of stock options and award plans were excluded from the earnings per share calculation because they would be antidilutive given the loss in the period.
The following is a reconciliation of net income to net income per share - basic and diluted - for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions except earnings per share	2013	2012	2011
Income (loss) from continuing operations attributable to Hillshire Brands	$184	$(20)	$58
Net income from discontinued operations attributable to Hillshire Brands	68	865	1,205
Net income attributable to Hillshire Brands	$252	$845	$1,263
Average shares outstanding - basic	123	119	124
Dilutive effect of stock compensation	—	—	1
Diluted shares outstanding	123	119	125
Income (loss) per common share - Basic
Income (loss) from continuing operations	$1.50	$(0.16)	$0.47
Income from discontinued operations	0.55	7.29	9.69
Net income	$2.05	$7.13	$10.16
Income (loss) per common share - Diluted
Income (loss) from continuing operations	$1.49	$(0.16)	$0.46
Income from discontinued operations	0.55	7.29	9.65
Net income	$2.04	$7.13	$10.11